Exhibit 99.2

LOCK-UP AGREEMENT

This Lock-Up Agreement (this “Agreement”) is dated as of [•], 2021, and is between Southwestern Energy Company, a Delaware corporation (the “Company”), and the undersigned (the “Holder”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Registration Rights Agreement (as defined below).

WHEREAS, this Agreement is being entered into pursuant to that Registration Rights Agreement, dated as of [•], 2021, by and among the Company and the other parties thereto (the “Registration Rights Agreement”);

WHEREAS, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions, in the case of the Holder, on the transfer of Company Common Stock and, in the case of the Company, the issuance or sale of Company Common Stock.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE 1.

LOCK-UP

Section 1.01 Lock-Up.

(a) Except as provided in Section 1.01(b), from the date of Closing to the date that is six months after Closing, Holder agrees that it shall not offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly (any such action, a “Transfer”), any shares of Company Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Company Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Company Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any Transfer, without, in each case, the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion; provided, however, Holder may, without the Company’s consent, transfer or assign any shares of Company Common Stock to any of the direct or indirect partners, shareholders or members of such Holder or any trust, family partnership or family limited liability company, the beneficiaries, partners or members of which are such Holder or Relatives of such Holder (each such person, a “Permitted Transferee” and such transfer or assignment a “Permitted Transfer”) and such Permitted Transfers shall not be applied to the Aggregate Threshold Amount (defined below); provided, further, that at the time of and as a condition to any Permitted Transfer, each Permitted Transferee shall execute a joinder to this Agreement agreeing to be bound by the terms hereof with respect to the Company Common Stock transferred or assigned in such Permitted Transfer.

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(b) Notwithstanding Section 1.01(a), from the date that is 30 days after Closing to and including the date that is six months after the date of Closing, the Holder and its Permitted Transferees may collectively Transfer up to an aggregate of 25% of the Registrable Securities issued to such Holder pursuant to the Merger Agreement (the “Aggregate Threshold Amount”) pursuant to the (i) Initial Demand Registrations, (ii) any other method of distribution permitted by the plan of distribution in the Shelf Registration Statement, which shall be in substantially the form as set forth on Exhibit A hereto, subject to the delay and suspension rights set forth in Section 2.03 of the Registration Rights Agreement, or (iii) any other applicable exemption from the registration requirements of the Securities Act (each, a “Permitted Sale”); provided, however, that the Company may, in its sole discretion, increase the Aggregate Threshold Amount if requested by the Requesting Holders in connection with any Permitted Sale; provided further that if a party to the Registration Rights Agreement elects not to participate in an Initial Demand Registration or a participant in an Initial Demand Registration elects not to sell a number of Registrable Securities equal to such holder’s Aggregate Threshold Amount, then Holder may elect to sell an additional number of Registrable Securities held by such Holder in such Initial Demand Registration so long as the total number of Registrable Securities sold by all participants in the Initial Demand Registrations does not exceed 25% of the Registrable Securities in any Initial Demand Registration made pursuant to Section 2.02(a)(ii) of the Registration Rights Agreement.

(c) From the date of Closing to and including the date that is 30 days after Closing, the Company agrees that it shall not Transfer any shares of Company Common Stock or securities convertible into or exchangeable or exercisable for any shares of Company Common Stock or enter into a transaction which would have the same effect, or publicly disclose the intention to make any such offer or sale or to enter into any such transaction or other arrangement, without, in each case, the prior written consent of the Majority Holders; provided, however, the Company shall not be required to obtain the written consent of the Majority Holders for (A) issuance of Company Common Stock upon (1) exercise of options, (2) settlement of performance share units, (3) vesting of restricted shares, (4) vesting of shares issued at the election of a participant or as a matching contribution under employee 401(k) plans, (5) the vesting of deferred stock units, (6) settlement of phantom units and (7) elections under employee stock purchase programs, in each case, granted under the Company’s benefit and compensation plans as in effect on the date of this Agreement and (B) the issuance of Company Common Stock, restricted stock, stock options, performance share units, phantom units, or other stock performance awards under the Company’s benefit and compensation plans as in effect on the date of this Agreement or under any Company employee benefit plan.

ARTICLE 2.

MISCELLANEOUS

Section 2.01 Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 2.02 Governing Law; Waiver of Jury Trial.

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(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b) THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 2.03 Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Holder and its successors and assigns. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by a party hereto without the prior written consent of the other party.

Section 2.04 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

(a) If to the Company, to:

Southwestern Energy Company

10000 Energy Drive

Spring, Texas 77389-4954

Attention: Chris Lacy

Email: chris_lacy@SWN.COM

with copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

1000 Louisiana Street

Suite 6800

Houston, Texas 77002-5026

Telephone: 713-655-5100

Facsimile: 713-655-5200

Attention:    Frank Ed Bayouth II, Eric C. Otness, Cody Carper

Email: frank.bayouth@skadden.com; eric.otness@skadden.com; cody.carper@skadden.com

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(b) If to Holder, to the address or email address of Holder as they appear on Holder’s signature page attached hereto or such other address or email address as may be designated in writing by Holder.

Section 2.05 Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Holder. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 2.06 Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

Section 2.07 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

SOUTHWESTERN ENERGY COMPANY

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER

By:

Name:
Title:

Address:
Contact Person:
Email:

[Signature Page to Lock-Up Agreement]

EXHIBIT A

PLAN OF DISTRIBUTION

The Holders may sell the shares of common stock from time to time on any stock exchange or automated interdealer quotation system on which the shares of common stock are traded, in the over-the-counter market, in privately-negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The Holders may act independently of the Company in making decisions with respect to the timing, manner and size of each of their sales. The Holder may, from time to time, sell, distribute or otherwise transfer the shares of Company Common Stock by one or more of the following methods, without limitation:

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block trades in which the broker or dealer so engaged will attempt to sell the shares of common stock as agent but may position and resell a portion of the block as principal to facilitate the transaction, or in crosses in which the same broker acts as agent on both sides;

•	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this Shelf Registration Statement;

•	a public auction by or through a broker-dealer;

•

an exchange distribution in accordance with the rules of any stock exchange on which the shares of common stock are listed or any automated inter-dealer quotation system on which the shares of common stock are traded;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in privately negotiated transactions;

•	in short sales, whether through a broker or dealer or itself;

•

through the writing of options on the shares of common stock, swaps or other derivatives, including warrants, exchangeable securities or forward delivery contracts, whether or not the options or other such instruments are listed on an exchange or interdealer quotation system;

•

one or more underwritten offerings on a firm commitment or best efforts basis or other purchases by underwriters, brokers, dealers, and agents who may receive compensation in the form of underwriting discounts, concessions or commissions from the Holder and/or the purchasers of the shares of common stock for whom they may act as agent;

•

pledges of the shares of common stock as security for any loan or obligation, including pledges to brokers or dealers who may from time to time effect sales or other distributions of the shares of common stock;

•	sales in other ways not involving market makers or established trading markets, including direct sales to institutions or individual purchasers; and

•	any combination of the foregoing methods or by any other legally available means.

A Holder may also distribute any or all of the shares of Company Common Stock covered by this Shelf Registration Statement to its members or other direct or indirect successor-in-interest to such Holder who may from time to time effect sales or other distributions of the shares of Company Common Stock.

In the event that any such member or other direct or indirect successor-in-interest to the Holder receives any such shares in such a distribution or other non-sale-related transfer after the date of the Shelf Registration Statement, such member or other successor-in-interest may offer, sell, distribute or otherwise transfer such shares under this Shelf Registration Statement and, in doing so, will be a “Holder” for purposes of this Shelf Registration Statement.

The Holder may engage underwriters, brokers or dealers, and any underwriters, brokers or dealers may arrange for other underwriters, brokers or dealers to participate in effecting sales of the shares of Company Common Stock. These brokers, dealers or underwriters may act as principals, or as an agent of the Holders. Broker-dealers may agree with the Holders to sell a specified number of the shares of Company Common Stock at a stipulated price per security. If the broker-dealer is unable to sell shares of Company Common Stock acting as agent for the Holders, it may purchase as principal any unsold shares of Company Common Stock at the stipulated price. Broker-dealers who acquire shares of Company Common Stock as principals may thereafter resell the shares of Company Common Stock from time to time in transactions in any stock exchange or automated interdealer quotation system on which the shares of Company Common Stock are then listed or in over-the-counter market, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The Holders may also sell the shares of Company Common Stock in accordance with Section 4(a)(1) of the Securities Act and in accordance with Rule 144 under the Securities Act, rather than pursuant to this Shelf Registration Statement, regardless of whether the shares of common stock are covered by this Shelf Registration Statement.

In addition, the Holders may, from time to time, sell the shares of Company Common Stock short or enter into derivative or hedging transactions with third parties, and, in those instances, this Shelf Registration Statement and the accompanying prospectus may be delivered in connection with these transactions and the shares of Company Common Stock offered under this Shelf Registration Statement may be used to cover short sales or close out any related positions resulting from these transactions.

The Holders may also enter into derivative or hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the shares of Company Common Stock in the course of hedging the positions they assume with the Holder, including, without limitation, in connection with distributions of the shares of Company Common Stock by those broker-dealers. The Holders may enter into options or other transactions with broker-dealers that involve the delivery of the shares of Company Common Stock offered hereby to the broker-dealers, who may then resell or otherwise transfer those shares of Company Common Stock. The Holders may also loan or pledge the shares of Company Common Stock offered hereby to a broker-dealer and the broker-dealer may sell the shares of common stock offered hereby so loaned or upon a default may sell or otherwise transfer the pledged shares of Company Common Stock offered hereby.

To the extent required under the Securities Act, the aggregate amount of the Holders’ shares of Company Common Stock being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the shares of Company Common Stock may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a Holders and/or purchasers of a Holders’ shares of Company Common Stock, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions). To the extent the shares of Company Common Stock offered pursuant to a Shelf Registration Statement remain unsold, the Holders may offer those shares of Company Common Stock on different terms pursuant to another Shelf Registration Statement. The Holders and any underwriters, brokers, dealers or agents that participate in the distribution of the shares of Company Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the shares of Company Common Stock sold by them may be deemed to be underwriting discounts and commissions.

EXHIBIT B

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Registration Rights and Lockup Agreement, dated as of [•], 2021, among Southwestern Energy Company, a Delaware corporation (the “Company”), and the Holders party thereto (as amended from time to time, the “Registration Rights Agreement”). Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights Agreement.

By the execution of this Adoption Agreement, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of Company Common Stock subject to the terms and conditions of Registration Rights Agreement, among the Company and the Holders party thereto.

2. Agreement. Transferee (a) agrees that the shares of Company Common Stock acquired by Transferee shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as if he, she or it were originally a party thereto.

3. Notice. Any notice required as permitted by the Registration Rights Agreement shall be given to Transferee at the address listed below Transferee’s signature.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Company Common Stock and other securities referred to above and in the Registration Rights Agreement, to the terms of the Registration Rights Agreement.

Signature:

Address:
Contact Person:
Telephone Number:
Email: